SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report: July 12, 2002
(Date of earliest event reported:)




                               Moore Medical Corp.
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             (Exact name of registrant as specified in its charter)



          Delaware                      1-8903                  22-1897821
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
     of incorporation)                 Number)             Identification No.)



  389 John Downey Drive P.O. Box 1500, New Britain, CT            06050
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        (Address of principal executive offices)                (Zip Code)



                                 (860) 826-3600
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               Registrant's telephone number, including area code




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         (Former name or former address, if changed since last report.)
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ITEM 5.     OTHER EVENTS
            ------------

            A copy of Moore Medical Corp.'s press release, dated July 12, 2002, is attached hereto and also incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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            (c) Exhibits:   The following documents are filed as exhibits to
                            this report:

            99.1            Press Release of Moore Medical Corp., dated
                            July 12, 2002.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Moore Medical Corp.


Date:  July 12, 2002                    /s/  Linda M. Autore
                                        ---------------------------------------
                                        Linda M. Autore
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

      99.1        Press Release of Moore Medical, dated July 12, 2002.